UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Republic Bancshares of Texas, Inc.

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REPUBLIC BANCSHARES OF TEXAS, INC.

4200 Westheimer, Suite 101

Houston, Texas 77027

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 19, 2005

Shareholders of Republic Bancshares of Texas, Inc.:

The 2005 Annual Meeting of Shareholders (the “Meeting”) of Republic Bancshares of Texas, Inc. (the “Company”) will be held at the Northwest Freeway Office of Republic National Bank (the “Bank”) at 14604 Northwest Freeway (Highway 290 at Windfern), Houston, Texas, on Tuesday, April 19, 2005, beginning at 4:00 p.m. (local time), for the following purposes:

1.	To elect five directors to serve on the Board of Directors of the Company until the Company’s 2006 annual meeting of shareholders and until their successors are duly elected and qualified or until their earlier resignation or removal;

2.	To consider and act upon a proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on March 14, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof. A list of shareholders entitled to vote at the Meeting will be available for inspection by any shareholder at the offices of the Company during ordinary business hours for a period of at least ten days prior to the Meeting.

By order of the Board of Directors,

C. P. Bryan
President and Chief Executive Officer

Houston, Texas

March 25, 2005

It is important that your stock be represented at the Meeting, regardless of the number of shares you own. Whether or not you plan to attend the meeting, please complete, date, and sign the enclosed proxy and return it in the accompanying envelope promptly. If you attend the Meeting, you may vote in person, even if you have previously returned your proxy card. No additional postage is necessary if the proxy is mailed in the United States. The proxy is revocable in the manner described in the Proxy Statement at any time before it is voted at the Meeting.

REPUBLIC BANCSHARES OF TEXAS, INC.

4200 Westheimer, Suite 101

Houston, Texas 77027

March 25, 2005

PROXY STATEMENT

FOR

2005 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 19, 2005

SOLICITATION, REVOCABILITY AND VOTING OF PROXIES

This Proxy Statement is being furnished to shareholders of Republic Bancshares of Texas, Inc. (the “Company”) for solicitation of proxies on behalf of the Board of Directors of the Company for use at the 2005 Annual Meeting of Shareholders of the Company to be held at the Northwest Freeway Office of Republic National Bank (the “Bank”) at 14604 Northwest Freeway, Houston, Texas, on Tuesday, April 19, 2005, beginning at 4:00 p.m. (local time), and any adjournment thereof (the “Meeting”) for the purposes set forth in this Proxy Statement and the accompanying Notice of 2005 Annual Meeting of Shareholders (“Notice of Meeting”). This Proxy Statement, the Notice of Meeting and the enclosed proxy will first be sent to shareholders on or about March 29, 2005.

Voting of Proxies

Shares represented at the Meeting by an executed and unrevoked proxy in the form enclosed will be voted in accordance with the instructions contained therein. If no instructions are given on an executed and returned form of proxy, the proxies intend to vote the shares represented thereby in favor of each of the proposals to be presented to and voted upon by the shareholders as set forth herein.

The Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by an executed and unrevoked proxy received by the Board of Directors may be voted with respect thereto in accordance with the judgment of the proxies. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Meeting for which advance notice was not received by the Company in accordance with the Company’s Bylaws.

Revocability of Proxies

Any proxy given by a shareholder may be revoked by such shareholder at any time before it is exercised by submitting to the Secretary of the Company a duly executed proxy bearing a later date, delivering to the Secretary of the Company a written notice of revocation, or attending the Meeting and voting in person. If your shares are held in street name with a bank or broker, you must contact your bank or broker if you wish to revoke your proxy.

Solicitation

The cost of this solicitation of proxies is being borne by the Company. Solicitations will be made only by the use of the mail, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal calls, without being paid additional compensation for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the common stock, par value $1.00 per share, of the Company (the “Common Stock”) held of record by such persons, and the Company will reimburse them for their reasonable expenses incurred in connection with such forwarding.

Annual Report

The Company’s Annual Report to Shareholders, including financial statements, for the year ended December 31, 2004, as filed with the Securities and Exchange Commission, accompanies but does not constitute part of this proxy statement.

VOTING SHARES AND VOTING RIGHTS

Only holders of record of Common Stock at the close of business on March 14, 2005 (the “Record Date”), are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. At that time, there were outstanding 3,947,289 shares of Common Stock, which is the only outstanding class of voting securities of the Company. A majority of the outstanding shares of Common Stock must be represented at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Except for in the election of directors, each shareholder will have one vote for each share of Common Stock registered, on the Record Date, in such holder’s name on the books of the Company.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will be counted as not voting in favor of the relevant item.

A broker or nominee who holds shares in street or nominee name has the authority to vote on certain items when it has not received instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Shares held of record by a broker or nominee that are voted on any matter are included in determining whether a quorum exists.

In electing directors, each shareholder will have the right to vote the number of shares owned by him for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of his shares shall equal, or to distribute them on the same principal among as many candidates as he shall think fit. A shareholder who intends to cumulate his votes must give prior written notice to the Secretary of the Company on or before the day preceding the election of directors. If cumulative voting rights are not exercised, directors will be elected by a plurality of the votes cast in person or by proxy. Accordingly, the five nominees to the Board of Directors receiving the highest number of votes cast by the holders of Common Stock will be elected. Because the election of directors is determined by a plurality vote, abstentions and broker non-votes will not affect such election.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Meeting is required to ratify the appointment of the independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal. Broker non-votes will be deemed shares not present to vote and will not count as votes for or against such proposal and will not be included in calculating the number of votes necessary for approval.

ITEM 1.

ELECTION OF DIRECTORS

Election Procedures: Term of Office

The Board of Directors currently consists of five directors. The term of office of the current directors expires at the Meeting. The independent directors of the Company have recommended to the Board, and the Board has approved the nomination of C. P. Bryan, Gerald W. Bodzy, Donn C. Fullenweider, James C. Hassell and Wayne C. Owen for election as directors at the Meeting. Messrs. Bryan, Bodzy, Fullenweider, Hassell and Owen are currently serving as directors.

The five nominees receiving the affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Meeting will be elected. Shareholders are entitled to cumulate votes in the election of directors, upon prior written notice to the Company, which means that each shareholder has the right to vote the number of shares owned by him for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of his shares shall equal, or to distribute them on the same principal among as many candidates as he shall think fit. As long as five persons have been nominated to fill the five director positions, cumulative voting will have no impact on the election of directors.

Unless the authority to vote for the election of directors is withheld as to one or more of the nominees, all shares of Common Stock represented by proxy will be voted FOR the election of the nominees. If the authority to vote for the election of directors is withheld as to one or more but not all of the nominees, all shares of Common Stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, as to whom such authority is not withheld. If a shareholder gives notice to cumulate his votes, the proxies may likewise, in their discretion, cumulate votes with respect to the shares represented by proxy.

If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. The Board of Directors, however, has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.

Any director vacancy occurring after the election may be filled only by a majority of the remaining directors, even if less than a quorum of the Board of Directors. A director elected to fill a vacancy will be elected for the unexpired portion of the term of his predecessor in office.

Nominees for Election

The following table sets forth certain information with respect to each nominee for election as a director of the Company:

Name	Positions	Age	Director since
C. P. Bryan	Chairman of the Board of the Company and the Bank; President and Chief Executive Officer of the Company and the Bank	54	1998

Gerald W. Bodzy	Director of the Company and the Bank	53	2002

Donn C. Fullenweider	Director of the Company and the Bank	70	1998

James C. Hassell	Director of the Company and the Bank	69	1998

Wayne C. Owen	Director of the Company and the Bank	65	2001

C. P. Bryan. Mr. Bryan is Chairman of the Board, President and Chief Executive Officer of the Company and has served in these same positions for the Bank since its inception in 1998. Mr. Bryan has over 30 years of banking experience. From 1978 to 1998, he was employed by Sterling Bank, Houston, Texas and most recently served as Vice Chairman of the Board and Chief Credit Officer. Mr. Bryan was involved in the formation of approximately six de novo banking offices for Sterling Bank and participated in the integration of approximately six acquired banking offices. He also served as an Executive Vice President and Director of Sterling Bancshares, Inc. Mr. Bryan holds a Bachelor of Business Administration degree from the University of Texas.

Gerald W. Bodzy. Mr. Bodzy was appointed as a director of the Company and the Bank in September 2002 and had previously served as an advisory director of the Bank since September 2000. He is currently President of Enlight Industries, L.L.C. From 1990 through 2000, he was employed as an investment banker by Stephens, Inc., where he served as Senior Vice President and Managing Director. From 1979 to 1990, Mr. Bodzy was employed by Smith Barney, Inc. as an investment banker, serving as a Managing Director from 1986 to 1990. He holds a Bachelor of Arts degree and a Doctor of Jurisprudence from the University of Texas at Austin.

Donn C. Fullenweider. Mr. Fullenweider has served as a director of the Bank since its inception in 1998 and became a director of the Company upon consummation of the holding company formation in 2001. He has engaged in the practice of law for more than 46 years and owns a private law firm in the San Felipe/West Loop area of Houston, Texas. He served as a director of Riverway Bank for three years and also served as an advisory board member for two years. Mr. Fullenweider holds a Bachelor of Science degree in Journalism from the University of Houston and a Doctor of Jurisprudence from the University of Houston Law Center.

James C. Hassell. Mr. Hassell has served as a director of the Bank since its inception in 1998 and became a director of the Company upon consummation of the holding company formation in 2001. He has been in the commercial construction industry for the last forty years, including the last twenty in Northwest Houston, the Bank’s initial market area. Mr. Hassell served as a director and executive committee member of Sterling Bancshares, Inc. for eight years.

Wayne C. Owen. Mr. Owen was appointed as a director of the Bank in January 2001 and became a director of the Company upon the holding company formation in September 2001. Mr. Owen has been in the electrical supply business his entire business career. Mr. Owen served on the board of directors of Guardian Bank for twenty-five years and on the board of directors of Sterling Bancshares, Inc. for two years following Guardian’s acquisition by Sterling. Mr. Owen attended the University of Texas and the University of Houston.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the executive officers of the Company and the Bank:

Name	Positions	Age
C. P. Bryan	Chairman of the Board, President and Chief Executive Officer of the Company and the Bank	54

R. John McWhorter	Secretary/Treasurer and Chief Financial Officer of the Company; Executive Vice President and Chief Financial Officer of the Bank	40

R. John McWhorter. Mr. McWhorter is Secretary/Treasurer and Chief Financial Officer of the Company and has served as Executive Vice President and Chief Financial Officer of the Bank since June 2003. Mr. McWhorter brings over seventeen years of banking, bank auditing and public accounting experience to the Bank. He was most recently Senior Vice President and Controller of a large regional bank where he was employed for more than thirteen years. Prior to joining the Company, he was employed by Coopers & Lybrand L.L.P. He graduated from the University of Texas at Austin with a BBA in accounting in 1987 and is a certified public accountant. He recently served on the Finance Council at Saint Cecilia Catholic Church and has served in other civic organizations.

Each officer of the Company is elected by the Board of Directors of the Company and holds office until his successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Operation of the Board of Directors

The Board of Directors of the Company held twelve meetings during 2004. The Company was formed in September 2001 to serve as a holding company for the Bank. During 2004, the Board of Directors of the Bank also held twelve meetings. No director attended less than 75% of the aggregate of the (i) total number of meetings of the Board and (ii) total number of meetings held by committees on which he served.

Director Compensation

Directors of the Company do not receive direct compensation for their services, however, each director of the Company also serves as a director of the Bank and is compensated for his services in that capacity. For the 2004 fiscal year, non-employee directors and non-employee advisory directors of the Bank received an annual retainer of $3,000 and a fee of $600 for each meeting of the Bank’s Board of Directors attended. For the 2004 fiscal year, non-employee directors received a fee of $250 for each Bank committee meeting attended. The Bank has one non-employee advisory director.

Committees of the Board of Directors

The Company’s Board of Directors has two committees, the Audit and Compensation Committees, which are described below.

Audit Committee. The Board of Directors has established an Audit Committee. The primary purpose of the Audit Committee is to provide independent and objective oversight with respect to the Company’s financial reports and other financial information provided to shareholders and others, the Company’s internal controls and the Company’s audit, accounting and financial reporting processes generally. The Audit Committee reports to the Board of Directors concerning such matters. The Audit Committee operates pursuant to a written charter that is attached hereto as Annex A. During 2004, the Audit Committee held four meetings. The Audit Committee is comprised of Messrs. Bodzy, Fullenweider, Hassell and Owen. Each of the members is an “independent director” of the Company, as defined in the rules of The NASDAQ Stock Market, Inc.

The Board of Directors has determined that the Audit Committee does not have an “audit committee financial expert” (as that term is defined in rules and regulations of the Securities and Exchange Commission) serving on the Audit Committee. The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements and has substantial business experience that results in the individual’s financial sophistication. Further, the Board believes that at least one of the current members of the Audit Committee has a level of experience and knowledge necessary to meet the requisite “financial sophistication” qualifications under the rules of The NASDAQ Stock Market. Accordingly, the Board believes that the directors who serve on the Audit Committee have the sufficient knowledge and experience necessary to fulfill the duties and the obligations of the Audit Committee.

Compensation Committee. The Company’s Compensation Committee is responsible for making recommendations to the Board of Directors with respect to the compensation of the Bank’s executive officers and is responsible for the establishment of policies dealing with various compensation and employee benefit matters. The Compensation Committee also administers the Company’s stock option plan and makes recommendations to the Board of Directors as to option and award grants to Company employees under such plan. During 2004, the Compensation Committee held one meeting.

Independent Directors

The Company’s Board of Directors is comprised of five directors. The Board of Directors has determined that the following directors are independent directors under the corporate listing standards of the NASDAQ Stock Market: Gerald W. Bodzy, Donn C. Fullenweider, James C. Hassell and Wayne C. Owen.

Code of Ethics

The Company’s Board of Directors have adopted a Code of Ethics that applies to the Chief Executive Officer and Senior Financial Officers. A copy of the Code of Ethics can be obtained at no charge by making a written request to the Corporate Secretary, Republic Bancshares of Texas, Inc., 4200 Westheimer, Suite 101, Houston, Texas 77027.

NOMINATING PROCEDURES

General. The Company does not have a standing nominating committee. The director nominees to be elected at this Meeting were recommended to the Board of Directors for nomination by a majority of the Company’s independent directors, as defined under the rules of The Nasdaq Stock Market, Inc. The Board has decided not to establish a standing nominating committee since four of the Company’s five directors who participate in the director nomination process are independent directors.

The independent directors, acting separately, consider nominees to serve as directors of the Company and recommend such persons to the Board of Directors. The independent directors will also consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The independent directors may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the independent directors do not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the director’s resources, the independent directors will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the independent directors, a shareholder should submit the following information in writing, addressed to the Chairman of the Audit Committee, care of the Corporate Secretary, at the Company’s main office:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address, as they appear on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s Common Stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s Common Stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Board of Directors at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Criteria for Director Nominees. The Board of Directors has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. The Board of Directors has historically considered the following in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; and any other factors the directors deem relevant, including size of the Board of Directors and regulatory disclosure obligations. The Board considered these same criteria when they recommended the nominees for election at the 2005 annual meeting of shareholders.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the independent directors and the Board will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

Process for Identifying and Evaluating Director Nominees.

With respect to nominations for directors to serve until the 2006 annual meeting of shareholders, the Board was responsible for the nominations process. In future years, the Board has determined that the independent directors of the Company will be responsible for the process relating to director nominations, including identifying, interviewing and selecting individuals who may be nominated for election to the Board of Directors. The process that the independent directors intend to follow when they identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the independent directors will rely on personal contacts of the members of the Board of Directors as well as their knowledge of members of the Bank’s local communities. The independent directors will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above in the paragraph titled “Procedures to be Followed by Shareholders.” The Board has not previously used an independent search firm in identifying nominees.

Evaluation. In evaluating potential nominees, the independent directors will determine whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, for any new director nominee, the independent directors intend to conduct a check of the individual’s background and interview the candidate.

Shareholder Communications

The Company encourages shareholder communications to the Board of Directors and/or individual directors. Comments and/or complaints related to accounting and internal control matters are directed to the Audit Committee. Written communications may be made to the Board of Directors or to specific members of the board by delivering them to the intended addressee, care of Corporate Secretary, Republic Bancshares of Texas, Inc., 4200 Westheimer, Suite 101, Houston, Texas 77027.

In addition, the Board of Directors encourages directors to attend the annual meeting of shareholders. Five directors attended the Company’s 2004 annual meeting of shareholders held on April 20, 2004.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

The Company is a bank holding company and conducts its operations through its subsidiary, the Bank. The officers of the Company also serve as officers of the Bank as set forth herein. Such persons are compensated by the Bank and receive no separate compensation for their services to the Company. However, the Company may determine that such compensation is appropriate in the future.

Summary Compensation Table

The following table provides certain summary information concerning compensation paid or accrued by the Bank to or on behalf of the Company’s and the Bank’s President and Chief Executive Officer and the other executive officer of the Company and the Bank (“named executive officers”) for the years ended December 31, 2004, 2003 and 2002 (adjusted to reflect the two-for-one stock split effective May 24, 2004):

		Annual Compensation		Long Term Compensation
Name and principal position	Year	Salary	Bonus	Securities Underlying Options	All Other Compensation(1)
C. P. Bryan President and Chief Executive Officer of the Company and the Bank	2004 2003 2002	$287,500 250,000 225,000	$95,000 87,500 —	— — —	$7,020 8,155 5,500

R. John McWhorter(2) Secretary, Treasurer and Chief Financial Officer of the Company; Executive Vice President and Chief Financial Officer of the Bank	2004 2003	$150,000 135,000	$40,000 35,000	— 20,000	$4,583 2,326

(1)	Represents contributions made by the Company to the 401(k) plan for the above named executive officers.
(2)	Mr. McWhorter joined the Company on June 16, 2003.

Amounts reported in the above table do not include the cost or value of the use of a car provided to Mr. Bryan, nor do they include expenses of membership in certain clubs and organizations. While some personal benefit may be derived therefrom, the expenses are considered by the Company to be ordinary, necessary and reasonable relative to its business and such expenses did not, in any event, exceed 10% of total annual salary and bonus for any single executive officer.

Option Grants in Last Fiscal Year

No stock options were granted to the named executive officers during the year ended December 31, 2004.

Stock Option Exercises and Fiscal Year-End Option Values

The following table sets forth certain information concerning option exercises during the year ended December 31, 2004 and any value realized thereon by the named executive officers and the number and value of unexercised options held by such executive officers at December 31, 2004 (adjusted to reflect the two-for-one stock split effective May 24, 2004):

			Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the Money Options at December 31, 2004(2)
Name	Shares Acquired on Exercise	Value Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
C. P. Bryan	—	—	136,000	—	$905,760	$—
R. John McWhorter	—	—	4,000	16,000	11,640	46,560

(1)	The “value realized” represents the difference between the exercise price of the option shares and the market price of the option shares on the date of exercise without considering any taxes which may have been owed.
(2)	The value of the unexercised options is calculated based on a price of the Common Stock of $11.66 per share as of December 31, 2004. The Company’s Common Stock is seldom traded and to arrive at the price shown, management of the Company used the price of the Common Stock as determined by a third party investment management company for purposes of valuing the shares to be sold pursuant to the Company’s Employee Stock Purchase Plan.

Stock Option Plan

The Republic National Bank 1998 Stock Option Plan (“Bank Option Plan”) was adopted by the Board of Directors and approved by shareholders of the Bank on October 30, 1998. In 2000, the directors of the Bank and shareholders approved an amendment to the Bank Option Plan to increase the number of shares available for issuance under the Bank Option Plan. Upon consummation of the holding company formation on September 7, 2001, the Company assumed all of the Bank’s obligations and liabilities under the Bank Option Plan and will issue shares of Company Common Stock in lieu of Bank common stock. The Bank Option Plan was amended and restated and renamed the Republic Bancshares of Texas, Inc. 1998 Stock Option Plan (“1998 Plan”). In 2004, the Company’s Board of Directors and shareholders approved an amendment to the 1998 Plan to increase the number of shares available for issuance to 894,000, after giving effect to the two-for-one stock split effective May 24, 2004.

As of February 28, 2005, there were options to purchase 539,800 shares of Common Stock outstanding at exercise prices ranging from $5.00 to $11.08, 396,440 of which were exercisable as of such date. All options expire ten years from the date of grant.

The 1998 Plan is intended to serve as an important means of attracting and retaining capable personnel who will be needed for the continued growth and success of the Company. The 1998 Plan permits the holder of an option to purchase the number of shares of Common Stock covered by the option at a price established by the Compensation Committee at the time the option is granted. Issuance of shares pursuant to an option granted under the 1998 Plan will increase the number of shares of Common Stock outstanding and reduce proportionately the percentage of ownership of the Company by other shareholders.

Employee Stock Purchase Plan

The Republic National Bank Employee Stock Purchase Plan was adopted by the Board of Directors of the Bank in March 2001. The plan was approved by the Bank’s shareholders on June 19, 2001 and became effective on August 1, 2001. As of September 7, 2001, the Company assumed all of the Bank’s obligations and liabilities under the purchase plan and shares of Company Common Stock are issued in lieu of Bank common stock. The purchase plan was amended and restated and renamed the Republic Bancshares of Texas, Inc. Employee Stock Purchase Plan (“Purchase Plan”). The Purchase Plan is intended to provide increased incentives to employees of the Company and the Bank and to strengthen the identification of such employees with the shareholders.

The Purchase Plan authorizes the offer and sale of up to 300,000 shares of Common Stock to employees of the Company and its subsidiaries, including the Bank. The Purchase Plan is implemented through three-month purchase periods beginning every January 1, April 1, July 1 and October 1. The offering price per share will be an amount equal to 85% of the fair market value of the Common Stock on the last day of the applicable purchase period. The shares will be purchased as soon as administratively feasible after the last day of each purchase period (“Purchase Date”). Pursuant to the Purchase Plan, a participant will pay for the shares purchased on the Purchase Date with contributions made through payroll deductions over the applicable purchase period. An employee may not purchase more than $25,000 of market value in Common Stock in any one calendar year and an employee owning 5% or more of the Company’s voting stock may not participate in the Purchase Plan. As of February 28, 2005, a total of 28,951 shares have been issued under the Purchase Plan at an average price of $8.93 per share.

Benefit Plan

The Board of Directors of the Bank has approved a 401(k) plan for employees of the Bank. As of December 31, 2004, the Bank matches 50% of an employee’s contributions to the 401(k) plan, up to a maximum of 6% of the employee’s annual compensation. For the years ended December 31, 2004 and 2003, the Bank contributed approximately $145,000 and $130,000 respectively, to the plan. The matching contributions, while the same for both 2004 and 2003, are discretionary and are determined by the directors on an annual basis.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following report describes the elements of the Bank’s executive officer compensation programs and the basis on which 2004 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Company and the Bank.

Compensation Philosophy and Overall Objectives

The goal of the Bank’s executive compensation policy is to ensure that executive compensation is linked directly to continuous improvements in corporate performance and increases in shareholder value, while concurrently ensuring that key employees are motivated and retained. The following objectives have been established by the Compensation Committee as guidelines for compensation decisions:

•	The Bank must provide a competitive total compensation package that enables the Bank to attract and retain key executives.

•	All of the Bank’s compensation programs must be integrated with its annual and long-term business objectives so that executives remain focused on the fulfillment of these objectives.

•	The Bank’s compensation package must include a variable component that directly links compensation with the overall performance of the Bank, thereby expressly aligning executive compensation with the interest of shareholders.

The Compensation Committee regularly reviews the Bank’s compensation programs to ensure that remuneration levels and incentive opportunities are competitive and reflect performance. The various components of the compensation programs for executive officers are discussed below.

Base Salary

Base salary levels are largely determined through comparison with banking organizations of a size similar to the Bank. Both local and regional surveys are utilized to establish base salaries that are within the range of those persons holding positions of comparable responsibility at other banking organizations of a size and complexity similar to the Bank. Actual base salaries also are intended to reflect individual performance contributions as determined through job evaluations. In addition to individual job performance and the above-referenced market comparisons, other factors may be taken into consideration, such as cost of living increases as well as an individual’s perceived potential with the Bank. All executive officer base salary levels are considered by the Compensation Committee to be competitive within a necessary and reasonable range.

It has become the established practice of the Compensation Committee to review and, if deemed appropriate, adjust the base salaries of the Bank’s executive officers on a yearly basis. Accordingly, base salaries were reviewed and adjusted during 2004, and the base salaries of the executive officers in the compensation table appearing in this Proxy Statement reflect the fully annualized base salaries as adjusted and implemented in 2004.

Stock Option Plan

The Bank’s officers, key employees, and directors, including the named executive officers, are eligible to participate in the Company’s 1998 Stock Option Plan. The objective of the 1998 Plan is to create competitive levels of compensation which the Compensation Committee believes is important for the retention of the officers and key employees. No options were granted to the named executive officers in 2004.

2004 Compensation of the Chairman of the Board, President and Chief Executive Officer

In reviewing the 2004 compensation of C. P. Bryan, the Company’s and Bank’s Chairman of the Board, President and Chief Executive Officer, the Compensation Committee undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee members were provided data concerning individual compensation history, executive compensation survey data, and comparative information concerning performance of the Bank. Mr. Bryan’s base salary is reviewed in January of each year and was set at $287,500 for the 2004 fiscal year. In addition to his base salary, Mr. Bryan participates in the Company’s bonus plan and the amount of bonus received is based primarily on overall Company performance. His base salary and bonus is considered to be reasonable and competitive based on published compensation surveys and other publicly available compensation information. For 2004, Mr. Bryan earned a bonus of $95,000. The amount contributed by the Company to the 401(k) Plan in fiscal year 2004 for the benefit of Mr. Bryan was $7,020. The Compensation Committee believes that Mr. Bryan’s total compensation is reasonable and competitive based on comparative published compensation surveys, other publicly available compensation information, performance information and the overall performance of the Company.

The Compensation Committee

Donn C. Fullenweider, Chairperson
Gerald W. Bodzy
James C. Hassell
Wayne C. Owen

Compensation Committee Interlocks and Insider Participation

During 2004, no executive officer of the Company served as (1) a member of a compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (2) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee or (3) a member of the compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company. In addition, none of the members of the Compensation Committee (a) was an officer or employee of the Company or any of its subsidiaries in 2004, (b) was formerly an officer or employee of the Company or any of its subsidiaries or (c) had any relationship requiring disclosure under “Interests of Management and Others in Certain Transactions.”

INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

Many of the directors and officers of the Company and the Bank and principal shareholders of the Company, and each of their associates, are customers of the Bank. During 2004, the Bank made loans in the ordinary course of business to some of the directors, officers and principal shareholders and their associates, all of which were effected on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons unaffiliated with the Company and the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank expects to continue to have such transactions on similar terms and conditions with the directors and officers of the Company and the Bank and principal shareholders of the Company and each of their associates in the future.

As of February 28, 2005, the Company’s and the Bank’s officers and directors and the Company’s principal shareholders and their affiliates, directly or indirectly, were indebted to the Bank in the aggregate amount of approximately $5.0 million, which amount constituted approximately 11.5% of the Company’s Tier 1 capital as of such date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and officers and persons who own more than 10% of the outstanding Common Stock, to file reports of ownership and changes in ownership of Common Stock and other securities of the Company with the Securities and Exchange Commission (the “SEC”). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16 forms they file.

Based solely on the Company’s review of the copies of such reports furnished to it and representations from certain reporting persons that they have complied with the applicable filing requirements, the Company believes that during the year ended December 31, 2004, all Section 16(a) reporting requirements applicable to the Company’s officers, directors and greater than 10% shareholders were complied with.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors consisted of Messrs. Bodzy, Fullenweider, Hassell and Owen. Each member of the Audit Committee is “independent” as defined in the rules of The NASDAQ Stock Market, Inc. listing standards.

Notwithstanding anything to the contrary set forth in any of the Bank’s previous filings under the regulations of the Office of the Comptroller of the Currency or the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.

The Audit Committee’s general role as an audit committee is to assist the Board of Directors in overseeing the Company’s financial reporting process and related matters.

The Audit Committee reviewed with the Company’s management and KPMG LLP (“KPMG”), the Company’s independent auditors, the audited consolidated financial statements of the Company as of and for the year ended December 31, 2004. Management has the responsibility for the preparation of the Company’s consolidated financial statements and the independent auditors have the responsibility for the audit of those statements.

The Audit Committee also discussed with the Company’s independent auditors the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” The Audit Committee (i) received and reviewed the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’s independence, (ii) has discussed with KPMG any relationships that may impact their objectivity and independence, and (iii) satisfied itself as to the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the provision of non-audit services to the Company by KPMG is compatible with maintaining their independence.

Based on the review and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder ratification, of KPMG as the independent auditors of the Company for the year ending December 31, 2005 and the Board concurred with such recommendation.

The Audit Committee
Gerald W. Bodzy, Chairman
James C. Hassell
Donn C. Fullenweider
Wayne C. Owen

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company’s annual consolidated financial statements for fiscal 2004 and 2003, and fees billed for other services rendered by KPMG LLP:

	2004	2003
Audit fees (1)	$85,000	$80,025
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—

Total fees	$85,000	$80,025

(1)	Represents fees for the audit and quarterly reviews of the Company’s consolidated financial statements.

The audit committee pre-approves all auditing and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms of those services.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY

MANAGEMENT OF THE COMPANY AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 28, 2005 by (i) each director and named executive officer of the Company, (ii) all directors and named executive officers as a group and (iii) each person who is known by the Company to beneficially own 5% or more of the Common Stock. Unless otherwise indicated, based on information furnished by such shareholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person and the address of each person is the same address as the Company.

Name	Positions	Number of Shares Beneficially Owned	Percentage Beneficially Owned(1)
C. P. Bryan	Chairman of the Board, President and Chief Executive Officer of the Company and the Bank	340,000(2)	8.33%
R. John McWhorter	Secretary, Treasurer and Chief Financial Officer of the Company; Executive Vice President and Chief Financial Officer of the Bank	19,822(3)	*
Gerald W. Bodzy	Director of the Company and the Bank	41,600(4)	1.05%
Donn C. Fullenweider	Director of the Company and the Bank	28,432	*
James C. Hassell	Director of the Company and the Bank	78,200(5)	1.98%
Wayne C. Owen	Director of the Company and the Bank	96,700	2.45%
Executive officers and directors as a Group (6 persons)		604,754	14.76%

*	Indicates ownership which does not exceed 1.0%.
(1)	The percentage beneficially owned was calculated based on 3,947,289 shares of common stock issued and outstanding as of February 28, 2005. The percentage assumes the exercise by the shareholder or group named in each row of all options for the purchase of common stock held by such shareholder or group and exercisable within 60 days.
(2)	Includes 99,000 shares held of record by the C. P. Bryan IRA and 136,000 shares which may be acquired within 60 days pursuant to outstanding stock options.
(3)	Includes 4,000 shares which may be acquired within 60 days pursuant to outstanding stock options.
(4)	Consists of 41,600 shares held of record by Bodzy Investment Partnership, Ltd., of which Mr. Bodzy is the general partner.
(5)	Includes 16,000 shares held of record by Hassell Construction Company, Inc. and 1,000 shares held of record by James C. Hassell Inter-vivos Trust, both of which are controlled by Mr. Hassell, and 11,200 shares which may be acquired within 60 days pursuant to outstanding stock options.

ITEM 2.

PROPOSAL TO RATIFY APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005. KPMG LLP has served as the Company’s independent audit firm continuously for six years.

At the Meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of KPMG LLP. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting. Representatives of KPMG LLP will be present at the Meeting, will be given an opportunity to make a statement (if they desire to do so) and will be available to respond to appropriate questions.

Shareholder ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2005 fiscal year is not required by the Company’s organizational documents, state law or otherwise. However, the Board of Directors is submitting the selection of KPMG LLP to the Company’s shareholders for ratification as a matter of good corporate practice. Even if the selection of KPMG LLP is ratified, the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the 2005 fiscal year if they determine that such a change would be in the best interests of the Company and its shareholders. If the shareholders fail to ratify the appointment, the Audit Committee may, but is not obligated to, reconsider its selection of KPMG LLP as the Company’s independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

In order for shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act to be presented at the Company’s 2006 Annual Meeting of Shareholders and included in the Company’s proxy statement and form of proxy relating to such meeting, such proposals must be submitted to the Secretary of the Company at the Company’s principal executive offices not later than November 25, 2005. Shareholder proposals should be submitted to the Secretary of the Company at 4200 Westheimer, Suite 101, Houston, Texas 77027.

OTHER MATTERS

The Board of Directors does not intend to bring any other matter before the Meeting and does not know of any other matters that are to be presented for action at the Meeting. However, if any other matter does properly come before the Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

You are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope promptly.

By order of the Board of Directors,

C. P. Bryan
President and Chief Executive Officer

ANNEX A

REPUBLIC BANCSHARES OF TEXAS, INC.

AUDIT COMMITTEE CHARTER

Purpose

The role of the Audit Committee is to oversee the internal controls, accounting and financial reporting processes of the Company and the audits of financial statements of the Company.

Composition

Independence

The Audit Committee shall consist of three or more members of the Board of Directors (the “Board”), each of whom is determined by the Board to be “independent” under Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), the rules of the NASDAQ Stock Market and the rules and regulations of the SEC.

Financial Expertise

All members of the Audit Committee must be able to read and understand financial statements at the time of their appointment. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Appointment and Removal

The members of the Audit Committee shall be appointed by the independent directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Audit Committee may be removed, with or without cause, by a majority vote of the Board.

Chairperson

Unless a Chairperson is elected by the full Board upon recommendation of the independent directors, the members of the Audit Committee shall designate a Chairperson by the majority vote of the full Audit Committee membership. The Chairperson will chair all regular sessions of the Audit Committee and set the agenda for Audit Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Audit Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Audit Committee.

Meetings

The Audit Committee shall meet as often as it determines but no less than once per quarter, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee should meet regularly with each of management, the principal internal auditor of the Company and the independent auditing firm in separate executive sessions to discuss any matters that the Audit Committee or either of these groups believes should be discussed privately. In addition, the Audit Committee should meet with the independent auditors and/or management quarterly to review the Company’s interim and annual financial statements and the quarterly reports on Form 10-Q and annual reports on Form 10-K.

Relationship with Independent Auditors

The Audit Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the independent auditing firm. In this regard, the Audit Committee shall have the sole authority to (A) appoint and retain, (B) determine the funding for, and (C) when appropriate, terminate, the independent auditing firm. The independent auditing firm shall report directly to the Audit Committee. The Audit Committee will be responsible for resolving any disputes between the independent auditors and the Company’s management.

Relationship with Internal Auditors

The Audit Committee shall review the organizational structure, qualifications, budget and proposed audit plans of the internal auditors for the coming year, and the coordination of such plans with the independent auditors. The Audit Committee shall periodically review progress reports on the proposed internal audit plans, with explanations for any deviations from the original plans. In addition, the Audit Committee shall review the internal reports prepared by the internal auditors with management’s response and review appointments, performance and replacements of senior internal auditors.

Duties and Responsibilities

To fulfill its responsibilities and duties the Audit Committee shall:

A.	Financial Reporting Processes and Documents/Reports Review

1.	Review and discuss with the independent auditing firm: (A) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, (B) any audit problems or difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the independent auditing firm’s activities or on access to requested information, and any significant disagreements with management and management’s response to such audit problems or difficulties, and (C) any reports of the independent auditing firm with respect to interim periods.

2.	Review and discuss with management and the independent auditing firm the annual audited and quarterly unaudited financial statements of the Company, including (A) analyses of management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and the quality of earnings, (B) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the development, selection and reporting of accounting policies that may be regarded as critical, and (C) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations.

3.	Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-KSB or Form 10-K, as applicable.

4.	Periodically review and discuss the adequacy of the Company’s internal controls, including computerized information systems and security, any significant deficiencies in internal controls (and any special audit steps adopted in light of material control deficiencies), and significant changes in such controls.

5.	Periodically review and discuss the adequacy and effectiveness of the Company’s disclosure controls and procedures and management reports thereon.

6.	Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and 10-Q, as applicable, about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

7.	Review and discuss with management and the independent auditors the effect of regulatory and accounting initiatives, as well as any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company.

8.	Review and discuss with the independent auditors their report regarding (A) all critical accounting policies and practices to be used, (B) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (C) other material written communications between the independent auditing firm and Company management, including a schedule of unadjusted differences.

9.	Review with financial management and the independent auditors the Company’s filings with the SEC prior to their filing or prior to the release of earnings reports.

10.	Prepare all reports required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

11.	Discuss and review earnings press releases, including the type and presentation of information to be included in earnings press releases, in particular the use of “pro forma” or “adjusted” non-GAAP information.

12.	Discuss and review financial information and earnings guidance provided to analysts and rating agencies.

13.	Discuss policies with respect to risk assessment and risk management.

B.	Independent Auditors

1.	Approve in advance all audit, review or attest engagements required under the securities laws to be provided by the independent auditing firm, including fees and terms.

2	Establish policies and procedures for the engagement of the independent auditing firm to provide permissible non-audit services, which shall require preapproval by the Audit Committee (other than with respect to de minimis exceptions described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). Ensure that approval of non-audit services are disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

3.	The authority to grant preapproval of audit and non-audit services may be delegated to one or more designated members of the Audit Committee who are independent directors. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting.

4.	Review, at least annually, a report by the outside auditor describing (A) the firm’s internal quality-control procedures, (B) any material issues raised by the most recent internal quality-control review, or peer review, or PCAOB review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (C) all relationships between the independent auditor and the Company and the Company’s management.

5.	In connection with the report review described in the previous paragraph, review and evaluate the lead partner of the outside auditor and present to the Board the Audit Committee’s conclusions with respect to the qualifications and performance of the independent auditing firm.

6.	Consider, at least annually, the independence of the independent auditing firm, including whether the independent auditing firm’s performance of permissible non-audit services is compatible with the auditor’s independence; obtain and review the report by the independent auditing firm describing any relationships between the independent auditing firm and the Company referred to in paragraph four above or any relationships between the independent auditing firm and the Company or any other relationships that may adversely affect the independence of the auditor; discuss with the independent auditing firm any disclosed relationship or services that may impact the objectivity and independence of the auditor; and present to the Board the Audit Committee’s conclusions with respect to the independence of the independent auditing firm.

7.	Ensure rotation of the audit partners as required by law and consider further whether, to assure continuing auditor independence, there should be a regular rotation of the outside audit firm itself.

8.	Establish policies for the hiring of employees and former employees of the independent auditing firm.

C.	Outside Advisors

The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its duties. The Audit Committee shall have sole authority to approve related fees and retention terms.

D.	Ethical and Legal Compliance

1.	Establish, review and update periodically and monitor compliance with a code of business ethics and conduct that applies to the Company’s employees and directors, and ensure that management has established a system to enforce the code of ethics. The code must be publicly available and waivers for executive officers and directors granted and disclosed in accordance with applicable law. In addition to the Company’s general code of ethics, the executive officers of the Company are subject to a more specific code of ethics.

2.	Review and approve, if the duty is not delegated to a comparable body of the Board, all related party transactions.

3.	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

4.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

5.	Perform any other activities consistent with this Charter, the Company’s bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Reports and Performance Review

The Audit Committee shall report its actions and any recommendations to the Board after each Audit Committee meeting and shall conduct and present to the Board an annual performance evaluation of the Audit Committee. The Audit Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the outside auditor.

Disclosure of Charter

This Charter will be made available in accordance with applicable rules and regulations.

Adopted by Resolution of the Board of Directors

September 21, 2004

PROXY

REPUBLIC BANCSHARES OF TEXAS, INC.

Annual Meeting of Shareholders to be Held on Tuesday, April 19, 2005

This Proxy is Solicited on Behalf of the Board of Directors.

The 2005 Annual Meeting of Shareholders of Republic Bancshares of Texas, Inc. (the “Company”) will be held at the Northwest Freeway Office of Republic National Bank at 14604 Northwest Freeway (Hwy 290 at Windfern), Houston, Texas on Tuesday, April 19, 2005, beginning at 4:00 p.m., local time. The undersigned hereby acknowledges receipt of the related Notice of 2005 Annual Meeting of Shareholders and Proxy Statement dated March 25, 2005 accompanying this proxy.

P

The undersigned hereby appoints R. John McWhorter and James C. Hassell, and each of them, his attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock, par value $1.00 per share (the “Common Stock”), of the Company owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2005 Annual Meeting of Shareholders and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment thereof.

R	This proxy will be voted FOR the following proposals unless otherwise indicated:
1. ELECTION OF FIVE DIRECTORS to serve until the 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
O	☐ FOR all nominees listed below (except as otherwise indicated*)
☐ WITHHOLD AUTHORITY for all nominees listed below
X	*Instruction: To withhold authority to vote for any nominee, draw a line through the name of such nominee in the list below.
C. P. Bryan
Gerald W. Bodzy
Donn C. Fullenweider
James C. Hassell
Y	Wayne C. Owen
2. RATIFICATION OF THE APPOINTMENT OF KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
Continued on reverse side

Please sign your name exactly as it appears on the certificate(s) representing your shares of Common Stock. If shares are held jointly, all joint owners should sign. If shares are held by a corporation, please sign the full corporate name by the president or any other authorized corporate officer. If shares are held by a partnership, please sign the full partnership name by an authorized person. If you are signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as such.

Signature(s) of Shareholders(s)

Print or type name(s)

Number of Shares

Date: , 2005

This Proxy is solicited on behalf of the Board of Directors and is revocable at any time before it is exercised. Please complete, sign, date and return the Proxy promptly.